EXHIBIT 99.1

Imagistics International Inc.

Presentation for Investment Community February, 2002 Listed NYSE December 3, 2001 (NYSE:IGI)

Who is Imagistics?	Introduction

  A leading provider of document imaging solutions to the FORTUNE 1000, including copier/printers, facsimile and multifunctional products (MFP)

  $626 million national direct sales, service and marketing organization

  IGI served market is the large U.S. Document Imaging market: $17 billion in 2000, projected at $19 billion in 2005

  Installed base of over 320,000 copier/printer and facsimile products

  Strong profit margins in a challenging industry

  Proven management team in place

Who is Imagistics?	Introduction

IGI is a leading provider of document imaging solutions utilizing
“best-of-breed” products and superior aftermarket support,
including service and supplies

Broad product line targeting enterprise office market:

  Broad B&W product line from 14-110 ppm
  Color copier/printers - 6, 15, 20 ppm
  Broad workgroup facsimile product line

Extensive Sales Force	Introduction

Extensive Service Network	Introduction
There are over 350 customer service branch locations servicing IGI products

Strategic Vision	Introduction

To be the leading independent
provider of enterprise office
imaging and document solutions by
providing world class products and
services with unparalleled customer
support and satisfaction, thus
building value for our shareholders.

IGI Served Markets (Equipment, Supplies and Service)	Industry
U.S. Office Document Imaging Market

Participate in a large market Significant opportunity for market share gain Intention to expand our addressable market through additional product offerings Source: CAP Ventures

Unleash the Entrepreneurial Spirit	Strategy
Summary of Strategic Initiatives

Leverage Product and Marketplace Strengths to Drive Market Share	Strategy

  Gain market share through leveraging major share of corporate fax business
    Leverage fax customer relationships for copier/printer/color/MFP
    Major advantage for large account market

  Unique national direct sales force
    1,000 direct sales representatives
    Customer-centric sales force since October, 2000
    Ensures single customer contact and uniform support

  Unique product sourcing strategy
    “Best of Breed” product families
    Fewer platforms optimizes sales productivity and working capital (i.e., inventory, parts)
    Leverages industry R&D and market creation investments
    Flexible controller strategy, from low-cost to feature-rich from leading vendors
    An incremental private brand distribution channel
    Minimizes technological obsolescence

  Proven brand name and recognition

Leverage Strengths in Customer Support to Drive Customer Loyalty	Strategy

  National direct service and support coverage
    1,200 direct service representatives
    Proactive service enables 98%+ copier and 99%+ fax uptime
    24/7 diagnostic hot-line support
    Uniform level of service response time nationwide

  Centralized, integrated customer administration system
    National scope
    Ensures billing accuracy and understanding
    Enables customer consolidated billing/customized management reports

Partial Customer List	Strategy

Achieve Operational Excellence and Benchmark Productivity	Strategy

  Implement greater standardization in sales practices

  Focus compensation plan on higher margin business to drive profitability

  Institute strict adherence to pricing standardization and disciplines

  Make major investments in infrastructure savings
    Implement ERP to provide significant benefits
    —  Selling, service and administrative (SS&A) expense
          reductions
    —  Working capital improvements
    —  Customer benefits

Pursue Opportunistic Expansion and Investments	Strategy

  Expand fleet administration capabilities

  Increase participation in faster growing market segments
  Expand geographic presence
    Acquire additional Business Product Centers
    U.K./European potential

  Pursue potential strategic alliances, partnerships and acquisitions

Limitations

  Prohibited from Facilities Management until 2003

  Prohibited from Canada until 2003

Transformation to Imagistics	Financial

IGI Revenue Sources	Financial

Recurring revenue represents 75% of Total 2001 Revenues

Summary Income Statement	Financial

(Dollars in millions)

			2001 B/W 2000

	2001	2000	Amt	%

Sales	$310	$326	$(16)	(5)%
Rentals	233	228	5	2
Support services	83	89	(6)	(7)

Total Revenues	$626	$643	$(17)	(3)%

Cost of sales	197	184	(13)	(7)
Cost of rentals	92	89	(3)	(4)
Selling, service and administration	305	252	(53)	(21)
Goodwill amortization	1	1	—	—

Earnings before Interest and Taxes	31	117	(86)	(74)
Interest expense, net	10	11	1	(13)

Income before Income Taxes	21	106	(85)	(80)
Provision for Income Taxes	8	42	34	80

Net Income	$13	$64	$(51)	(80)%

Summary Financial Growth Rates/Ratios	Financial

	2001	2000

Revenue Growth
Sales	(5)%	1%
Rentals	2	8
Support Services	(7)	(4)
Total	(3)	3
Gross Margin
Sales	36.4	43.5
Rentals	60.5	61.2
SS&A % Revenue	48.6	39.1
Operating Margin	5.1	18.4
Tax Rate	40.0	39.6
Return on Sales	2.0%	10.0%

Balance Sheets	Financial

(Dollars in millions)

	2000	2001		2000	2001

Cash	$3	$19	Payables & Accruals	$41	$66
Receivables	137	131	Advance billings	30	29
Inventories	161	135	Current Long Term Debt	—	1
Other current	16	19	Due to Pitney Bowes	122	—

Total current	317	303	Total current	193	96

			Long Term Debt	—	116
P,P&E	16	31	Other	11	11

Rental assets	126	114	Total Liabilities	204	223
Goodwill	53	53
Other	2	8	Equity	310	286

Total Assets	$514	$509	Total Liabilities & Equity	$514	$509

Cash Flow Summary	Financial

(Dollars in millions)
(Preliminary, unaudited))

	2000	2001

Net Income	$64	$13
Depreciation and amortization	74	83
Allowance for doubtful accounts	4	12
Reserve for obsolete inventory	4	21
Rental equipment	(82)	(66)
Property, plant & equipment	(2)	(18)
Net working capital	(6)	21
All other changes, net	(4)	(7)

Free cash flow	$52	$59

Financing
Initial borrowing on bank credit facility	—	150
Paid to Pitney Bowes, net	—	(150)
Acquisitions	(9)	—
Reduction in initial borrowing	—	(33)
Inter-company, other	(44)	(10)

Increase (decrease) in cash	$(1)	$16

Financial Model	Financial

	2000	2001	2002	2003

Revenue Growth	2.6%	(2.6)%	Modest Decline*	Modest Growth

Sales Gross Margin	43.5%	36.4%	Modest Increase*	Modest Increase
Rental Gross Margin	61.2%	60.5%

SS&A % Revenue	39.1%	48.6%	Modest Decline	Modest Decline

Tax Rate	39.6%	40.0%	Flat	Flat

EPS	$3.29	$.65	$.70–$.75	20%+ Growth

*Before sales to Pitney Bowes Canada under Reseller Agreement

Summary

  Well capitalized company with a unique strategic business model and strong potential for market share growth

  Strong management team with significant industry experience and a proven track record

  Significant recurring revenue stream which provides consistency of results - equipment rentals, supply sales and support services represent 75% of total revenue

  Strategic business model of sourcing “best of breed” products from third party manufacturers minimizes risk
    Capital expenditures primarily limited to revenue-producing assets
    Leverages R&D and marketing expenses of strategic partners and industry
    Reduces working capital requirements
    Minimizes technological obsolescence

  Superior national sales and service capabilities

  Highly satisfied, FORTUNE 1000 customer base with a high retention rate

  Strong investment grade balance sheet and significant cash flow generation

Forward-Looking Statement

The statements contained in this presentation that are not purely historical are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on management’s beliefs, certain assumptions and current expectations. These statements may be identified by their use of forward-looking terminology such as the words “expects,” “projects,” “anticipates,” “intends” and other similar words. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to, general economic, business and market conditions, competitive pricing pressures, timely development and acceptance of new products, our reliance on third party suppliers, potential disruptions in implementing information technology systems, our ability to create brand recognition under our new name and currency and interest rate fluctuations. For a more complete discussion of certain of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Imagistics Registration Statement on Form 10, dated November 6, 2001. The forward-looking statements contained in this presentation are made as of the date hereof and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.

Imagistics International Inc.
(NYSE:IGI)

www.IGIinvestor.com